Exhibit 31.4

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Rosenblum, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2025 of Decoy Therapeutics Inc.; and

2. based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 30, 2026	By:	/s/ Mark Rosenblum
Name: Mark Rosenblum Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

DOCPROPERTY "CUS_DocIDChunk0" 75281082.2